SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                First Federal of Northern Michigan Bancorp, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         .......................................................................

         2) Aggregate number of securities to which transaction applies:

         .......................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         .......................................................................

         4) Proposed maximum aggregate value of transaction:

         .......................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

April 10, 2006


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of First Federal of Northern Michigan Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, at 1:00 p.m. (Michigan time) on May 17, 2006.

The enclosed Notice of Annual Meeting and proxy statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting is being held so that stockholders will be given an opportunity to elect two directors, approve the First Federal of Northern Michigan Bancorp, Inc. 2006 Stock-Based Incentive Plan and ratify the appointment of Plante & Moran, PLLC as independent registered public accountants for the Company for the year ending December 31, 2006.

For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors, "FOR" the approval of the 2006 Stock-Based Incentive Plan and "FOR" the ratification of the appointment of Plante & Moran, PLLC as the Company's independent registered public accountants for the 2006 fiscal year.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


Sincerely,

/s/ Martin A. Thomson

Martin A. Thomson
Chief Executive Officer

                First Federal of Northern Michigan Bancorp, Inc.
                             100 South Second Avenue
                             Alpena, Michigan 49707
                                 (989) 356-9041

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 17, 2006

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Federal of Northern Michigan Bancorp, Inc. (the "Company") will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan 49707 on May 17, 2006 at 1:00 p.m., Michigan time.

         A proxy statement and proxy card for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The approval of the First Federal of Northern Michigan Bancorp, Inc. 2006 Stock-Based Incentive Plan;

         3. The ratification of the appointment of Plante & Moran, PLLC as the Company's independent registered public accountants for the year ending December 31, 2006; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 20, 2006 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

                               By Order of the Board of Directors

                               /s/ Amy E. Essex

                               Amy E. Essex
                               Chief Financial Officer and Corporate Secretary

Alpena, Michigan
April 10, 2006

--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                             100 South Second Avenue
                             Alpena, Michigan 49707
                                 (989) 356-9041

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2006

         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Federal of Northern Michigan Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan on May 17, 2006 at 1:00 p.m., Michigan time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about April 10, 2006.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, signed proxies will be voted "FOR" the proposals set forth in this proxy statement for consideration at the Meeting.

         A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company, Amy E. Essex, at the Company's address shown above, or by filing a duly executed proxy bearing a later date or by voting in person at the Meeting. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Except as otherwise noted below, holders of record of the Company's common stock ("common stock") at the close of business on March 20, 2006 (the "Voting Record Date") are entitled to one vote for each share held. As of the Voting Record Date, there were 3,120,344 shares of common stock issued and outstanding. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

         In accordance with the provisions of the Articles of Incorporation of the Company, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         Persons and groups who beneficially own in excess of five percent of the Company's common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Exchange Act.

         The following table sets forth the beneficial ownership of our common stock held by our directors and executive officers, individually and as a group, and all individuals known to management to own more than 5% of our common stock as of the Voting Record Date. The business address of each director and executive officer and of the First Federal of Northern Michigan Employee Stock Ownership Plan is 100 South Second Avenue, Alpena, Michigan 49707.

                                                                      Number of Shares of
                                                                         Common Stock        Percent of All Common
                    Name of Beneficial Owner                         Beneficially Owned (1)     Stock Outstanding
-----------------------------------------------------------------    ---------------------   ---------------------
James C. Rapin                                                               35,456                  1.1%
Martin A. Thomson                                                            59,312                  1.9
Thomas R. Townsend                                                            9,111                  *
Gary C. VanMassenhove                                                         5,308                  *
Keith D. Wallace                                                             32,243                  1.0
Michael W. Mahler                                                             3,243                  *
                                                                            -------                  ----

All directors and executive officers as a group (8 persons)                 156,822                  5.0%

First Federal of Northern Michigan Employee Stock Ownership Plan            180,491                  5.8%

Financial & Investment Management Group, Ltd.
417 St. Joseph Street
P.O. Box 40
Suttons Bay, Michigan 49682 (2)(3)                                          222,396                  7.1%

-----------------------
* Less than 1%.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) Although not reflected in the Schedule 13G, share amount reflects a 1.8477-for-1 stock split effective as of the close of business on April 1, 2005 in connection with the closing of the mutual-to-stock conversion of Alpena Bancshares, M.H.C.
(3) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 15, 2002.

--------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES
--------------------------------------------------------------------------------

         As to the election of directors, the proxy card provided by the Board of Directors enables a stockholder to vote "FOR" the election of the two nominees proposed by the Board of Directors or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under Maryland law and the Company's Articles of Incorporation and Bylaws, directors are elected by a plurality of the shares voted at the Meeting without regard to either broker non-votes or proxies as to which the authority to vote for the nominee is withheld.

         As to the approval of the First Federal of Northern Michigan Bancorp, Inc. 2006 Stock-Based Incentive Plan (the "Incentive Plan"), by checking the appropriate box, a stockholder may: (i) vote FOR the approval of the Incentive Plan; (ii) vote AGAINST the approval of the Incentive Plan; or (iii) ABSTAIN from voting on the approval of the Incentive Plan. The approval of this matter requires the affirmative vote of a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked abstain.

         As to the ratification of Plante & Moran, PLLC as independent registered public accountants of the Company, by checking the appropriate box a stockholder may vote "FOR" the item, vote "AGAINST" the item or "ABSTAIN" from voting on the item. The ratification of independent registered public accountants must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked abstain.

         In the event at the time of the Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         Proxies solicited hereby will be returned to the Company and will be tabulated by the Internal Auditor of First Federal of Northern Michigan, the inspector of election designated by the Board of Directors of the Company.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is currently composed of five persons, and is divided into three classes with one class of directors elected each year. Directors are generally elected to serve for a three year period or until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Meeting. The Nominating Committee of the Board of Directors has nominated Gary C. VanMassenhove and Thomas R. Townsend for three-year terms, each of whom has agreed to serve if elected.

         The table below sets forth certain information, as of the Voting Record Date, regarding the Board of Directors and executive officers. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF
                  THE NOMINEES LISTED IN THIS PROXY STATEMENT.

                                                                                           Director     Term
        Name                   Age                       Positions Held                     Since      Expires
----------------------------   ---   ---------------------------------------------------   --------   ---------
                                                            NOMINEES

Gary C. VanMassenhove           59                          Director                         2001        2006
Thomas R. Townsend              54                          Director                         2002        2006

                                                           DIRECTORS

Keith D. Wallace                64                          Director                         1988        2007
James C. Rapin                  65                   Chairman of the Board                   1985        2008
Martin A. Thomson               57            Chief Executive Officer and Director           1986        2008

                                                       EXECUTIVE OFFICERS

Michael W. Mahler               42           President and Chief Operating Officer            N/A        N/A
Amy E. Essex                    42      Chief Financial Officer, Treasurer and Corporate      N/A        N/A
                                                             Secretary
Jerome W. Tracey                46      Executive Vice President, Chief Lending Officer       N/A        N/A


         Set forth below is biographical information regarding directors and executive officers of the Company and First Federal of Northern Michigan (the "Bank"). References to the Company include its predecessor, Alpena Bancshares, Inc.

Directors

         James C. Rapin was elected as the Chairman of the Board of Directors of the Company and the Bank in March 2002. He has been a director of the Bank since 1985, and a director of the Company since its formation in November 2000, and had been Vice Chairman of the Board since April 2001. Mr. Rapin retired as a pharmacist with LeFave Pharmacy, Alpena, Michigan in 2004.

         Martin A. Thomson is Chief Executive Officer of the Company and the Bank. He was named Acting President and Chief Executive Officer of the Company and the Bank in May 2001 and later named President and Chief Executive Officer in October 2001. Mr. Thomson previously held the position of President and Chief Executive Officer of Presque Isle Electric and Gas Cooperative, Inc., Onaway, Michigan. Mr. Thomson has been a director of the Bank since 1986, and a director of the Company since its formation in November 2000.

         Thomas R. Townsend is the President of R.A. Townsend Co., a plumbing, heating and air conditioning distributor located in Alpena, Michigan, where he has been employed for the past 29 years. Mr. Townsend has been a director of the Company and the Bank since April 2002.

         Gary C. VanMassenhove is a partner in VanMassenhove, Kearly, Taphouse & Faulman, CPAs. Mr. VanMassenhove has been a Certified Public Accountant for 34 years. He has been a director of the Company and the Bank since September 2001.

         Keith D. Wallace is the senior partner of the law firm of Isackson and Wallace, P.C., located in Alpena, Michigan and local counsel to the Company and the Bank. Mr. Wallace has been a practicing attorney for 38 years. He has been a director of the Bank since 1988, and a director of the Company since its formation in November 2000.

         Michael W. Mahler was appointed President and Chief Operating Officer of the Company and the Bank in January 2006. Prior to this appointment, Mr.
Mahler was Executive Vice President since November 2004. Prior to this appointment, since November 2002, Mr. Mahler was the Company's Chief Financial Officer. From September 2000 until November 2002, Mr. Mahler was Corporate Controller at Besser Company, Alpena, Michigan, an international producer of concrete products equipment. From 1990 until 2000, Mr. Mahler was employed at LTV Steel Company, East Chicago, Indiana where he served in financial roles of increasing responsibility and served, from 1997 until 2000, as Controller for a northeast Michigan division.

         Amy E. Essex was appointed Chief Financial Officer, Treasurer and Corporate Secretary of the Company and the Bank in January 2006. Prior to this appointment, Ms. Essex was Chief Financial Officer since November 2004. From March 2003 until November 2004, Ms. Essex was the Internal Auditor and Compliance Officer for the Company. Prior to March 2003, Ms. Essex spent eight years as the Director of Tax and Risk for Besser Company, Alpena, Michigan, an international producer of concrete products equipment. Ms. Essex is a certified public accountant.

         Jerome W. Tracey was appointed Executive Vice President and Chief Lending Officer of the Company and the Bank in January 2006. Prior to this appointment, Mr. Tracey was Senior Vice President, Senior Lender of the Company and the Bank since September 2001, after joining the Bank in November 1999 to serve as Vice President of Commercial Services. Prior to joining the Bank, Mr. Tracey served as Vice President of Commercial Lending for National City Bank, Alpena, Michigan, a position he held since 1996. Mr. Tracey has been in the banking profession since 1981.

Board Independence

         The Board of Directors has determined that, except for Mr. Thomson, each member of the Board is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Mr. Thomson is not considered independent because he is an executive officer of the Company. Mr. Wallace is not considered independent under Securities Exchange Act Rule 10A-3 for purposes of Audit Committee membership because Mr. Wallace is the senior partner of Isackson and Wallace, P.C., a law firm that performs legal work for the Company.

Meetings and Committees of the Board of Directors

         General. The business of the Company's Board is conducted at regular and special meetings of the full Board and its standing committees. The standing committees include the Executive, Audit, Nominating and Compensation Committees. During the year ended December 31, 2005, the Board of Directors of the Company held 12 regular meetings and two special meetings. No member of the Board or any committee thereof attended fewer than 75% of said meetings. Executive sessions of the independent directors are held on a regularly scheduled basis. While the Company has no formal policy on director attendance at annual meetings of stockholders, directors are encouraged to attend. All directors attended the last Annual Meeting of Stockholders held on May 25, 2005.

         Executive Committee. The Executive Committee is authorized to act with the same authority as the Board of Directors between meetings of the Board, and is comprised of the full Board. The Executive Committee met 12 times during 2005.

         Compensation Committee. The Compensation Committee meets periodically to review the performance of officers and to determine compensation of officers to be recommended to the Board. It is comprised of Messrs. Rapin, Townsend, VanMassenhove and Wallace. The Compensation Committee met three times in 2005.

         Nominating Committee. The Nominating Committee, which consists of Directors Rapin, Townsend, VanMassenhove and Wallace, nominates individuals for election as directors. Each member of the Nominating Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Nominating Committee, which is available at the Company's website at www.first-federal.com. The Committee met one time during 2005.

         The functions of the Nominating Committee include the following:

         o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

         o to review and monitor compliance with the requirements for Board independence;

         o to review the committee structure and make recommendations to the Board regarding committee membership;

         o to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

         o  to  develop  and   recommend   to  the  Board  for  its  approval  a
            self-evaluation process for the Board and its committees.

         The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

         o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

         o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

         o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

         o is familiar with the communities in which the Company and the Bank operate and/or is actively engaged in community activities;

         o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

         o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

         In addition, the Nominating Committee will determine whether a candidate satisfies the qualifications requirements of the Company's Bylaws, which require any person appointed or elected to the Board of Directors to reside or work in a county in which the Bank maintains an office (at the time of appointment or election) or in a county contiguous to a county in which the Bank maintains an office.

         Finally, the Nominating Committee will take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as independent for audit committee standards under the federal securities rules and as an audit committee financial expert.

         Procedures for the Nomination of Directors by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary at 100 South Second Avenue, Alpena, Michigan 49707. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company's proxy materials for the preceding year's annual meeting for a candidate to be considered for next year's annual meeting of stockholders. The submission must include the following information:

         o a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

         o the qualifications of the candidate and why the candidate is being proposed;

         o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o  a statement of the candidate's business and educational experience;

         o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

         o a statement detailing any relationship between the candidate and the Company;

         o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

         o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

         o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

         Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Stockholder Proposals." No submissions for Board nominees were received by the Company for the Meeting.

         Stockholder Communications with the Board. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 100 South Second Avenue, Alpena, Michigan 49707, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

         o forward the communication to the director or directors to whom it is addressed;

         o attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

         o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

         The Audit Committee. The Audit Committee reviews our records and affairs to determine our financial condition, reviews with management and the independent auditors the systems of internal control, and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee consists of Directors Rapin, Townsend and VanMassenhove. Each member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that Gary C. VanMassenhove, a certified public accountant, qualifies as an "audit committee financial expert" as that term is defined by the rules and regulations of the SEC. The Audit Committee met four times during the year ended December 31, 2005. The Audit Committee reports to the Board on its activities and findings. The duties and responsibilities of the Audit Committee include, among other things:

         o  retaining, overseeing and evaluating a firm of independent certified
            public   accountants  to  audit  the  Company's   annual   financial
            statements;

         o in consultation with the independent registered public accountants and the internal auditor, reviewing the integrity of the Company's financial reporting processes, both internal and external;

         o  approving the scope of the audit in advance;

         o reviewing the financial statements and the audit report with management and the independent registered public accountants;

         o considering whether the provision by the external independent registered public accountants of services not related to the annual audit and quarterly reviews is consistent with maintaining the independent registered public accounting firm's independence;

         o reviewing earnings and financial releases and quarterly reports filed with the SEC;

         o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls;

         o approving all engagements for audit and non-audit services by the independent registered public accountants; and

         o  reviewing the adequacy of the audit committee charter.

Audit Committee Report

         The Audit  Committee  operates under a written  charter  adopted by the
Board  of   Directors   which  is  available   on  the   Company's   website  at
www.first-federal.com.

         Management has the primary responsibility for the Company's internal controls and financial reporting processes. The independent registered public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         As part of its ongoing activities, the Audit Committee has:

         o  reviewed  and  discussed  with   management,   and  the  independent
            registered public accountants, the Company's audited consolidated financial statements for the year ended December 31, 2005;

         o discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accountants their independence from the Company.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 and be filed with the SEC. In addition, the Audit Committee engaged Plante & Moran, PLLC as the Company's independent registered public accountants for the year ending December 31, 2006, subject to the ratification of this appointment by the stockholders of the Company.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                            James C. Rapin (Chairman)
                              Gary C. VanMassenhove
                               Thomas R. Townsend

Code of Ethics

         The Company has adopted a Code of Ethics that is applicable to the officers and employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at www.first-federal.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website. There were no such amendments or waivers in 2005.

Directors' Compensation

         Directors' Fees. Directors of the Company are not compensated for service on the Company's Board of Directors or Board committees.

         In 2005, each director of the Bank received a $700 monthly meeting fee, payable only if the director attended the meeting. Each director is paid for one excused absence. The Chairman of the Board received $850 for each regular meeting attended, and each director received $300 for each special Board meeting attended.

         In addition to the foregoing, during 2005, Messrs. Rapin, Thomson, Wallace, VanMassenhove and Townsend received $4,400, $3,300, $3,300, $4,400 and $4,400, respectively, for their services as members of the Bank's Executive and Audit Committees.

         First Federal of Northern Michigan paid a total of $70,600 in director and committee fees to members of the Board of Directors during the year ended December 31, 2005.

Executive Compensation

         The following table sets forth for the years ended December 31, 2005, 2004 and 2003, certain information as to the total remuneration paid by the Bank and the Company to the Chief Executive Officer of the Company and the other named executive officers (the "Named Executive Officers"). No other executive officer of the Company or the Bank received total annual compensation in excess of $100,000 during the year ended December 31, 2005.

===============================================================================================================================
                                                  SUMMARY COMPENSATION TABLE
===============================================================================================================================
                                                                                                Long-Term
                                   Annual Compensation                                     Compensation Awards
-------------------------------------------------------------------------------------------------------------------------------
                                                                  Other         Restricted
                             Years                                Annual          Stock      Options/              All Other
        Name and             Ended        Salary      Bonus    Compensation      Award(s)      SARs              Compensation
   Principal Position     December 31,   ($) (1)       ($)       ($) (2)           ($)         (#)      Payouts     ($) (3)
-------------------------------------------------------------------------------------------------------------------------------
Martin A. Thomson             2005      $150,020    $     --    $ 12,400           $ --          --        $ --     $ 5,801
Chief Executive Officer       2004       142,358      36,876      13,900             --          --          --       4,554
                              2003       131,722      35,067      11,600             --          --          --       4,446
-------------------------------------------------------------------------------------------------------------------------------

Michael W. Mahler             2005      $102,895    $     --    $    300           $ --          --        $ --     $ 7,737
President and Chief           2004        98,196      18,538         200             --          --          --       3,545
Operating Officer             2003        80,600       1,786         200             --          --          --       3,118
===============================================================================================================================

(1)  Amounts shown are gross earnings.
(2) For Mr. Thomson, includes fees for services on the Board of Directors and Board Committees of the Company and the Bank. The Bank also provides the Chief Executive Officer with the use of an automobile, insurance and other personal benefits that are not included in the Summary Compensation Table because such benefits do not exceed $50,000 or 10% of the officer's cash compensation for the year ended December 31, 2005.
(3) Includes a contribution to the 401(k) plan, and director fees for service on the Board of the subsidiaries, Financial Services & Mortgage Corporation and InsuranCenter of Alpena. For Mr. Mahler, includes fees for service on the board of First Federal Community Foundation.

Benefit Plans

         Defined Benefit Plan. The Bank maintains a noncontributory defined benefit plan (the "Retirement Plan"). All employees age 21 or older, who have worked at the Bank for a period of one year and have been credited with 1,000 or more hours of employment with the Bank during the year, are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employment Retirement Income Security Act of 1974, as amended ("ERISA").

         At the normal retirement age of 65, the Retirement Plan is designed to provide a life annuity. The retirement benefit provided is an amount equal to 2.5% of a participant's average salary based on the average of the five consecutive years during the participant's years of employment which provide the highest average annual salary multiplied by the participant's years of credited service to the normal retirement date. Retirement benefits are also payable upon retirement due to early and late retirement. Benefits are also paid from the Retirement Plan upon a participant's disability or death. A reduced benefit is payable upon early retirement at or after age 55. Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms as well as in the form of a single lump sum payment. For the year ended December 31, 2005, the Bank made contributions to the Retirement Plan of $236,284.

         In 2004, the Board amended the Retirement Plan and set a 20-year limitation as the maximum number of employment years an employee is entitled to under the Retirement Plan. On April 19, 2005, the Board froze the Retirement Plan as to current participants and excluded from the Retirement Plan new employees hired after July 1, 2004.

         The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in plan year 2005, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below. As of December 31, 2005, Messrs. Thomson and Mahler had five years and three years credited service (i.e., benefit service) with the Bank, respectively.

      ====================================================================
          High 5-Year
         Average Salary           10             15            20
      --------------------------------------------------------------------
            $15,000             $3,750         $5,625        $7,500
      --------------------------------------------------------------------
            $25,000             $6,250         $9,375        $12,500
      --------------------------------------------------------------------
            $50,000             $12,500       $18,750        $25,000
      --------------------------------------------------------------------
            $100,000            $25,000       $37,500        $50,000
      --------------------------------------------------------------------
            $150,000            $37,500       $56,250        $75,000
      ====================================================================

         Employee Stock Ownership Plan and Trust. The Bank established an employee stock ownership plan ("ESOP") and related trust for eligible employees in connection with its initial mutual holding company reorganization and stock offering in 1994. The ESOP borrowed funds from an unrelated third party lender and used the funds to purchase 48,000 shares of the common stock issued in the Bank's stock offering (all of which have been allocated to ESOP participants). The loan was repaid principally from the Bank's contributions to the ESOP and was fully paid during 1999. The ESOP purchased an additional 138,709 shares of the Company's common stock in the Company's offering that was completed on April 1, 2005. The ESOP obtained a loan from the Company to purchase these shares. The ESOP loan amortizes over a 15-year period, but the ESOP is entitled to pay off the loan at any time without incurring a penalty. Collateral for the loan is the common stock purchased by the ESOP.

         The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Internal Revenue Code of 1986 (the "Code"). Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate.

         Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits are payable upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         The Bank's Board of Directors administers the ESOP. The Bank has appointed First Bankers Trust Company, Quincy, Illinois to serve as trustee of the ESOP. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. Under the ESOP, nondirected shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA. At December 31, 2005, there were 118,694 unallocated shares held in the ESOP.

         401(k) Plan. The Bank maintains a 401(k) Plan for Bank employees. The Plan is tax qualified and permits participants to elect to defer up to 50% of the participant's eligible annual compensation into the Plan. Until 2004, the Bank made matching contributions of 50% of the participant's contribution, with the match being up to 3% of the participant's eligible annual compensation for the year. In July 2005, at the time the Company froze the Defined Benefit Plan, as described above, the Company modified the matching schedule to be 100% on the first 2% of contributions and 50% on the next 2% of contributions. The vesting schedule for matching contributions is 20% per year of service over a five-year period. Forfeitures of discretionary contributions are used to reduce the Bank's contributions in succeeding plan years. In connection with the Company's 2005 stock offering, the 401(k) Plan was amended to permit participants to direct the investment of their 401(k) Plan account balances. Participants are permitted to invest their account balances in shares of the Company's common stock through an employer stock fund that has been established in the Plan.

         Stock Option Plan. Certain employees and non-employee directors of the Bank and the Company are eligible to participate in the Bank's 1996 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan authorizes the grant of stock options and limited rights to purchase 69,000 shares, or 10% of the shares of common stock issued to minority stockholders in the 1994 initial public offering by the Bank. Upon the closing of the Company's 2005 stock offering, the shares of common stock subject to the Stock Option Plan were adjusted pursuant to the exchange ratio and became the shares of the Company's common stock. Pursuant to the Stock Option Plan, grants may be made of (i) options to purchase common stock intended to qualify as incentive stock options under
Section 422 of the Code, (ii) options that do not so qualify ("non-statutory options") and (iii) limited rights (described below) that are exercisable only upon a change in control of the Bank or the Company. Non-employee directors are only eligible to receive non-statutory options.

         The Stock Option Plan is administered by a committee consisting of certain non-employee directors of the Board of Directors (the "Committee"). In granting options, the Committee considers factors such as salary, length of employment with the Bank, and the employee's overall performance. All stock options are exercisable in five equal annual installments of 20% commencing one year from the date of grant; provided, however, that all options will be 100% exercisable in the event the optionee terminates his service due to normal retirement, death or disability, or in the event of a change in control of the Company or the Bank. Options may be exercised within 10 years from the date of grant. Stock options may be exercised up to one year following termination of service or such later period as determined by the Committee. The exercise price of the options will be at least 100% of the fair market value of the underlying common stock at the time of the grant. The exercise price may be paid in cash or common stock.

         Incentive stock options will only be granted to employees of the Bank and/or the Company. Non-employee directors will be granted non-statutory stock options. No incentive stock option granted in connection with the Stock Option Plan may be exercisable more than three months after the date on which the optionee ceases to perform services for the Bank and/or the Company, except that in the event of death, disability, normal retirement, or a change in control of the Bank or the Company, incentive stock options may be exercisable for up to one year; provided, however, that if an optionee ceases to perform services for the Bank or the Company due to retirement or following a change in control (as defined in the Stock Option Plan), any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a non-statutory stock option as described above.

         Upon the exercise of "limited rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment, or in certain cases, common stock, equal to the difference between the exercise price of the option and the fair market value of the shares of common stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option. In the event of death or disability, the Bank and/or the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee, or beneficiary in the event of death, the amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

         Pursuant to the Stock Option Plan, non-employee directors at the inception of the Plan on April 17, 1996, Messrs. Rapin, Thomson, and Wallace, were each granted options to purchase 6,037 shares of common stock. These options were granted at an exercise price of $10.00 per share and have all been vested. The number of options and the exercise price of the options were converted pursuant to the 1.8477-for-1 stock split effective as of the close of business on April 1, 2005 in connection with the closing of the mutual-to-stock conversion of Alpena Bancshares, M.H.C. Messrs. VanMassenhove and Townsend, who were appointed to the Board of Directors in September 2001 and April 2002, respectively, have not been awarded options under the Plan. No stock options were granted under the Stock Option Plan during the year ended December 31, 2005.

         Set forth below is certain information concerning options outstanding to the Named Executive Officers at December 31, 2005.

=================================================================================================================
               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES
=================================================================================================================
                                                        Number of Unexercised       Value of Unexercised In-
                                                             Options at               The-Money Options at
                                                              Year-End                      Year-End
-----------------------------------------------------------------------------------------------------------------
                             Shares
                            Acquired
                              upon        Value       Exercisable/Unexercisable     Exercisable/Unexercisable
       Name                 Exercise     Realized                (#)                           ($)
=================================================================================================================
Martin A. Thomson            11,155       $46,010             1,109/739                   $1,453 / $968
-----------------------------------------------------------------------------------------------------------------
Michael W. Mahler               --            --                 --/--                         --/--
=================================================================================================================

         Recognition and Retention Plan. Certain employees and non-employee directors of the Bank and the Company are eligible to participate in the Bank's Recognition and Retention Plan, which was adopted in 1996 (the "Recognition Plan"). A Committee of the Board of Directors composed of "disinterested" directors (the "Recognition Plan Committee") administers the Recognition Plan and makes awards to executive officers and employees. Participants in the Recognition Plan earn (become vested in) shares of Restricted Stock covered by an award and all restrictions lapse over a period of time commencing from the date of the award; provided, however, that the Recognition Plan Committee may accelerate or extend the earnings rate on any awards made to officers and employees under the Recognition Plan. Awards to non-employee directors vest at the rate of 20% of the amount initially awarded commencing one year from the date of the award. Awards to executive officers and employees become fully vested upon termination of employment or service due to death, disability or normal retirement or following a termination of employment or service in connection with a change in the control of the Bank or the Company. Upon termination of employment or service for another reason, unvested shares are forfeited. At the inception of the Recognition and Retention Plan in 1996, non-employee directors Rapin, Thomson, and Wallace were each granted 2,415 shares of common stock, which shares have been earned and issued. Messrs.
VanMassenhove and Townsend, who were appointed to the Board of Directors in September 2001 and April 2002, respectively, have not been awarded any shares under the Recognition and Retention Plan. Awards to non-employee directors fully vest upon a non-employee director's disability, death, normal retirement, or following termination of service in connection with a change in control of the Bank or the Company. Unvested shares of Restricted Stock will be forfeited by a non-employee director upon failure to seek reelection, failure to be reelected, or resignation from the Board (other than in connection with normal retirement, as defined by the Recognition Plan).

         Set forth below is information as of December 31, 2005 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

-------------------------------------------------------------------------------------------------------------------
              Plan                  Number of securities to be      Weighted average      Number of securities
                                      issued upon exercise of                            remaining available for
                                  outstanding options and rights     exercise price        issuance under plan
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by stockholders                      24,642                     $5.80                   40,112 (1)
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by stockholders                         --                         --                       --
-------------------------------------------------------------------------------------------------------------------
         Total                                24,642                     $5.80                   40,112
-------------------------------------------------------------------------------------------------------------------

(1) Consists of 78 shares available for future issuance pursuant to the 1996 Recognition and Retention Plan and 40,034 shares underlying options available for future issuance pursuant to the 1996 Stock Option Plan.

         Change in Control Agreements. The Bank has entered into change in control agreements with Martin A. Thomson, Chief Executive Officer, and Michael
W. Mahler, President and Chief Operating Officer, which provide certain benefits in the event of a change in control of the Bank or the Company. Each of the change in control agreements provides for a term of up to 36 months. Commencing on each anniversary date, the Board of Directors may extend the change in control agreements for an additional year. The change in control agreements enable the Bank to offer to designated officers certain protections against termination without cause in the event of a change in control (as defined in the agreements). These protections against termination without cause in the event of a change in control are frequently offered by other financial institutions, and the Bank may be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections.

         Following a change in control of the Company or the Bank, an officer is entitled to a payment under the change in control agreement if the officer's employment is involuntarily terminated during the term of such agreement, other than for cause, as defined, death or disability. Involuntary termination includes the officer's termination of employment during the term of the agreement and following a change in control as the result of a demotion, loss of title, office or significant authority, reduction in the officer's annual compensation or benefits, or relocation of the officer's principal place of employment by more than 25 miles from its location immediately prior to the change in control. In addition, for the first 12 months following a change in control, if the Bank (or its successor) fails to renew the change in control agreement, the executive can voluntarily resign and receive the severance payment. In the event that an officer who is a party to a change in control agreement is entitled to receive payments pursuant to the change in control agreement, the officer will receive a cash payment of up to a maximum of two times the sum of base salary and highest rate of bonuses awarded to the officer over the prior three years, subject to applicable withholding taxes. Under the change in control agreements, Messrs. Thomson and Mahler would receive an aggregate of $700,800 upon a change in control, based upon current levels of compensation. In addition to the severance payment, each covered officer is entitled to receive life, medical and dental coverage for a period of up to 24 months from the date of termination, as well as a lump-sum payment equal to the excess, if any, of (a) the present value of benefits to which the officer would be entitled under the Bank's defined benefit plan if the officer had the additional years of service that he would have had if he had continued working for the Bank for 24 months following his termination, over (b) the present value of the benefits to which the officer is actually entitled under the Bank's defined benefit plan as of the date of his termination. Notwithstanding any provision to the contrary in the change in control agreement, payments under the change in control agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Transactions with Certain Related Persons

         In the ordinary course of business, the Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms (including interest rate), including collateral, as comparable loans to other borrowers. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the Board of Directors. The interest rate on loans to directors and officers is the same as that offered to other employees.

Section 16(a) Beneficial Ownership Reporting Compliance

         The common stock of the Company is registered  with the SEC pursuant to
Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of First Federal of Northern Michigan Bancorp, Inc.'s common stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director, or 10% beneficial owner of the Company's common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of ownership reports, all of the Company's officers and directors filed these reports on a timely basis for 2005.

--------------------------------------------------------------------------------
    PROPOSAL II--APPROVAL OF FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                         2006 STOCK-BASED INCENTIVE PLAN
--------------------------------------------------------------------------------

         The Board of Directors has adopted, subject to stockholder approval, the First Federal of Northern Michigan Bancorp, Inc. 2006 Stock-Based Incentive Plan (the "Incentive Plan"), to provide officers, employees and directors of the Company and First Federal of Northern Michigan with additional incentives to promote the growth and performance of the Company. The following is a summary of the material features of the Incentive Plan, which is qualified in its entirety by reference to the provisions of the Incentive Plan, attached hereto as Appendix A.

General

         The Incentive Plan will remain in effect for a period of ten years following adoption by stockholders. The Incentive Plan authorizes the issuance of up to 242,740 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, reload options, stock appreciation rights and restricted stock awards, provided that no more than 69,354 shares may be issued as restricted stock awards, and no more than 173,386 shares may be issued pursuant to the exercise of stock options.

         The Incentive Plan will be administered by a committee (the "Committee) appointed by the Chairman of the Board of Directors, which will include two or more disinterested directors of the Company who must be "non-employee directors," as that term is defined for purposes of Rule 16b of the Exchange Act. The Committee has full and exclusive power within the limitations set forth in the Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Incentive Plan's purposes; and interpreting and otherwise construing the Incentive Plan. The Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee's power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

Eligibility

         Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Incentive Plan.

Types of Awards

         The Committee may determine the type and terms and conditions of awards under the Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights, reload options or restricted stock awards, as follows.

         Stock Options. A stock option gives the recipient or "optionee" the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Incentive Plan means the final sales price of Company's common stock as reported on the Nasdaq National Market on the date the option is granted, or if the Company's common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company's common stock was traded, and without regard to after-hours trading activity. However, if the Company's common stock is not reported on the Nasdaq stock market (or over the counter market), fair market value will mean the average sale price of all shares of Company common stock sold during the 30 day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30 day period, the average sale price of the last three sales of Company common stock sold during the 90 day period immediately preceding the date on which such stock option was granted. The Committee will determine the fair market value if it cannot be determined in the manner described above.

         Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or
(iii) subject to a "cashless exercise" through a third party. Cash may be paid in lieu of any fractional shares under the Incentive Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

         Stock Appreciation Rights. Stock appreciation rights may be granted in tandem with stock options, and give the recipient the right to receive a payment in Company common stock of an amount equal to the excess of the fair market value of a specified number of shares of Company common stock on the date of exercise of the stock appreciation rights over the fair market value of the common stock on the date of the grant of the stock appreciation rights, as set forth in the recipient's award agreement. Stock appreciation rights will not be granted unless (i) the stock appreciation right is settled solely in Company common stock, and (ii) there is no further ability to defer the income received upon exercise of the stock appreciation right. Upon the exercise of a stock appreciation right, the related option will be cancelled.

         Reload Options. Reload options entitle the holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the shares on the date the original option is exercised. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised. Reload options issued on the exercise of incentive stock options may be incentive stock options or non-statutory stock options.

         Stock Awards. Stock awards under the Incentive Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the Incentive Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

         Generally, all awards, except non-statutory stock options, granted under the Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee's sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Incentive Plan upon the participant's death.

         Change in Control. Upon the occurrence of an event constituting a change in control of the Company as defined in the Incentive Plan, all stock options will become fully vested, and all stock awards then outstanding will vest free of restrictions.

Tax Consequences

         The following are the material federal tax consequences generally arising with respect to awards granted under the Incentive Plan. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option and the Company will receive no deduction when an incentive stock option is exercised. Upon exercising a non-statutory stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and the Company will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-statutory stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option, except that the Company may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

         With respect to other awards granted under the Incentive Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount.

         There are four outside directors of the Company and 126 employees eligible to participate in the Incentive Plan.

Required Vote and Recommendation of the Board of Directors

         In order to approve the Incentive Plan, the proposal must receive the affirmative vote of a majority of the shares voted at the Meeting, either in person or by proxy, without regard to broker non-votes or proxies marked abstain.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC. 2006 STOCK-BASED INCENTIVE PLAN.

--------------------------------------------------------------------------------
            PROPOSAL III--RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          REGISTERED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         The Company's independent registered public accountants for the year ended December 31, 2005 were Plante & Moran, PLLC. The Audit Committee has engaged Plante & Moran, PLLC to be the Company's independent registered public accountants for the 2006 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Plante & Moran, PLLC for the Company's fiscal year ending December 31, 2006. A representative of Plante & Moran, PLLC is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

         Stockholder ratification of the selection of Plante & Moran, PLLC is not required by the Company's bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accountants to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Plante & Moran, PLLC, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Fees Paid to Plante & Moran, PLLC

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by Plante & Moran, PLLC during 2005 and 2004:

         Audit Fees. The aggregate fees billed to the Company by Plante & Moran, PLLC for professional services rendered by Plante & Moran, PLLC for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB and services that are normally provided by Plante & Moran, PLLC in connection with statutory and regulatory filings and engagements were $76,525 and $73,150 during the years ended December 31, 2005 and 2004, respectively.

         Audit-Related Fees. The aggregate fees billed to the Company by Plante & Moran, PLLC for assurance and related services rendered by Plante & Moran, PLLC that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, were $0 and $0 during the years ended December 31, 2005 and 2004, respectively.

         Tax Fees. The aggregate fees billed to the Company by Plante & Moran, PLLC for professional services rendered by Plante & Moran, PLLC for tax compliance, tax advice and tax planning were $6,500 and $6,780 during the years ended December 31, 2005 and 2004, respectively. These services included consultation on a discrepancy between IRS and SSA Records and research on taxability of gifts and disbursements to terminated employees.

         All Other Fees. The aggregate fees billed to the Company by Plante & Moran, PLLC that are not described above were $48,850 and $38,900 during the years ended December 31, 2005 and 2004, respectively. For 2005 and 2004, these services included consultation in connection with the Company's 2005 stock offering, including the preparation of the Company's SEC registration statement on Form SB-2.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining Plante & Moran, PLLC's independence. The Audit Committee concluded that performing such services does not affect Plante & Moran, PLLC's independence in performing its function as auditor of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. For 2005, all services were pre-approved by the Audit Committee.

Required Vote and Recommendation of the Board of Directors.

         In order to ratify the selection of Plante & Moran, PLLC as independent auditors for the 2006 fiscal year, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy, without regard to broker non-votes or proxies marked abstain.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
        THE RATIFICATION OF PLANTE & MORAN, PLLC AS INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 100 South Second Avenue, Alpena, Michigan 49707, no later than December 10, 2006. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                   OTHER MATTERS AND ADVANCE NOTICE PROCEDURES
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

         The Company's Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting; provided, however, that if the date of the annual meeting is advanced more than twenty (20) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (A) the 90th day prior to the date of such annual meeting or (B) the tenth day following the first to occur of (i) the day on which notice of the date of the annual meeting was mailed or otherwise transmitted or (ii) the day on which public announcement of the date of the annual meeting was first made by the Company. The notice must include the stockholder's name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

         Advance written notice of business or nominations to the Board of Directors to be brought before the 2007 Annual Meeting of Stockholders must be given to the Company no later than January 10, 2007. The date on which the 2007 Annual Meeting of Stockholders is expected to be held is May 16, 2007.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. Additionally, the Company has retained Regan & Associates, Inc., a proxy solicitation firm, to provide advisory services in connection with the solicitation of proxies and will pay Regan & Associates, Inc. a fee of $4,500 for these services.

         A COPY OF THE COMPANY'S REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE VOTING RECORD DATE UPON WRITTEN REQUEST TO AMY E. ESSEX, SECRETARY, FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC., 100 SOUTH SECOND AVENUE, ALPENA, MICHIGAN 49707.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Amy E. Essex

                                        Amy E. Essex
                                        Secretary

Alpena, Michigan
April 10, 2006

                                   APPENDIX A

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.

                         2006 STOCK-BASED INCENTIVE PLAN

1.       PURPOSE OF PLAN.

         The purposes of this 2006 Stock-Based Incentive Plan are to provide incentives and rewards to employees and directors who are largely responsible for the success and growth of First Federal of Northern Michigan Bancorp, Inc. and its Affiliates, and to assist all such entities in attracting and retaining experienced and qualified directors, executives and other key employees.

2.       DEFINITIONS.

         (a)   "Affiliate"   means  any  "parent   corporation"  or  "subsidiary
corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Award" means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.

         (c) "Award Agreement" means the agreement between the Company or an Affiliate and a Participant evidencing an Award under the Plan.

         (d) "Bank" means First Federal of Northern Michigan and any entity that succeeds to the business of First Federal of Northern Michigan.

         (e) "Board of Directors" means the board of directors of the Company.

         (f) A "Change in Control" of the Bank or the Company means a change in control of a nature that:

                  (i)      would be  required to be reported in response to Item
                           5.01 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

                  (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

                  (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving corporation occurs; or (d) a proxy statement is distributed soliciting proxies from stockholders of the Company, by someone other than the current Board of Directors of the Company, seeking stockholder approval of a plan of
                           reorganization,   merger  or
                           consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the common stock of the Company are exchanged for or converted into cash or property or securities not issued by the Company; or
                           (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

         (i) "Common Stock" means the common stock of the Company, par value $0.01 per share.

         (j) "Company" means First Federal of Northern Michigan Bancorp, Inc. and any entity that succeeds to the business of First Federal of Northern Michigan Bancorp, Inc.

         (k) "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary of the Treasury may require, in accordance with Section 22(e)(3) of the Code.

         (l) "Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (n) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

         (o) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the final sales price of the Common Stock as reported on the Nasdaq stock market (or over-the-counter market) on such date, or if the Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Common Stock was traded, and without regard to after hours trading activity; provided, however, that if the Common Stock is not reported on the Nasdaq stock market (or over the counter market), Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30 day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30 day period, the average sale price of the last three sales of Common Stock sold during the 90 day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

         (p) "Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (q) "Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

         (r) "OTS" means the Office of Thrift Supervision.

         (s) "Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

         (t) "Outside Director" means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

         (u) "Participant" means an Employee or Outside Director who is granted an Award pursuant to the terms of the Plan.

         (v) "Plan" means this First Federal of Northern Michigan Bancorp, Inc. 2006 Stock-Based Incentive Plan.

         (w) "Reload Option" means an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 6(b) of the Plan.

         (x) "Restricted Stock" means shares of Common Stock that may be granted under the Plan that are subject to forfeiture until satisfaction of the conditions of their grant.

         (y) "Restricted Stock Award" means an Award of shares of Restricted Stock granted to an individual pursuant to Section 6(c) of the Plan.

         (z) "Retirement" means retirement from employment with the Company or an Affiliate on or after the Employee's attainment of age 65; provided, however, that unless the Committee specifies otherwise, an Employee who is also a member of the Board of Directors shall not be deemed to have retired until both service as an Employee and service as a member of the Board of Directors have ceased. "Retirement" with respect to an Outside Director means termination of service on the board(s) of directors of the Company or any Affiliate in accordance with applicable Company policy following the provision of written notice to such board(s) of directors of the Outside Director's intention to retire. Notwithstanding the foregoing, unless the Committee specifies otherwise, a director shall not be deemed to have retired if such director becomes a director emeritus following his termination of service as a director.

         (aa) "Stock Appreciation Right" means the right, as defined in Section 6(d), that may be granted to a Participant in tandem with the grant of a Stock Option.

3.       ADMINISTRATION.

         3.1 The Committee shall administer the Plan. The Committee shall consist of either (i) two or more disinterested directors of the Company, who shall be appointed by the Board of Directors or (ii) the full Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act; and (ii) if considered appropriate by the Board of Directors in its sole discretion, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law and not inconsistent with Rule 16b-3, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such options or rights.

         3.2      Subject to Section 3.1, the Committee shall:

                  (i) select the individuals who are to receive grants of Awards under the Plan;

                  (ii) determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

                  (iii) interpret the Plan and Award Agreements (as defined below); and

                  (iv) make all other decisions related to the operation of the Plan.

         3.3 Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

                  (i)      the type of Award granted;

                  (ii)     the Exercise Price for any Option;

                  (iii)    the number of shares or rights subject to the Award;

                  (iv)     the expiration date of the Award;

                  (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

                  (v) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

         The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.       ELIGIBILITY.

         Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan.

5.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

         5.1  Shares  Available.  Subject  to the  provisions  of Section 8, the
              -----------------
capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares, including shares repurchased in the open market or directly from shareholders of the Company.

         5.2 Share Limits. Subject to adjustments, if any, provided in Section 9
             ------------
(and except for shares awarded pursuant to the exercise of a Reload Option) the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 242,740 shares. The following limits also apply with respect to Awards granted under this Plan:

                  (i) The maximum number of shares of Common Stock that may be delivered pursuant to Stock Options granted under this Plan is 173,386 shares. The maximum number of Stock Options that may be granted to any Employee is 43,346 shares. The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Incentive Stock Options is 173,386 shares.

                  (ii) The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 69,354 shares.

         5.3  Reissue  of Awards  and  Shares.  Shares  that are  subject  to or
              -------------------------------
underlie Awards which expire or, for any reason, are cancelled or terminated, are forfeited, fail to vest, or, for any other reason, are not paid or delivered under this Plan, including due to the exercise of Stock Appreciation Rights in lieu of Options, shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan. If Stock Appreciation Rights are exercised for shares of Common Stock, only the number of shares of Common Stock issued upon exercise of such Stock Appreciation Right will be deemed to be delivered for purposes of determining the maximum number of shares available for delivery under the Plan. Upon the exercise of the Stock Appreciation Rights, the related Options will be cancelled. In such case, a number of new Options (and related Stock Appreciation Rights) equal to the difference between (i) the number of Options (and related Stock Appreciation Rights) that were cancelled and (ii) the number of shares of Common Stock deemed to be delivered upon such exercise, will be available for future Awards under the Plan.

         5.4 Reservation of Shares;  No Fractional  Shares;  Minimum Issue.  The
             -------------------------------------------------------------
Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6.       AWARDS.

         The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

         (a)      STOCK OPTIONS.

                  The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

                  Exercise Price.  The Exercise Price shall not be less than one
                  --------------
hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

                  Terms of Options.  In no event may an  individual  exercise an
                  ----------------
Option, in whole or in part, more than ten (10) years from the date of grant.

                  Non-Transferability.   Unless  otherwise   determined  by  the
                  -------------------
Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

                           (1) to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

                           (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                           (3) For purposes of this Section, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents,
                                    grandparents,        spouse,       children,
                                    grandchildren,   siblings   (including  half
                                    brothers and sisters),  and  individuals who
                                    are  family  members  by  adoption.  Nothing
                                    contained in this Section shall be construed
                                    to  require  the   Committee   to  give  its
                                    approval to any  transfer or  assignment  of
                                    any  Non-Statutory  Stock  Option or portion
                                    thereof,  and approval to transfer or assign
                                    any  Non-Statutory  Stock  Option or portion
                                    thereof  does not mean  that  such  approval
                                    will be  given  with  respect  to any  other
                                    Non-Statutory   Stock   Option  or   portion
                                    thereof.  The  transferee or assignee of any
                                    Non-Statutory  Stock Option shall be subject
                                    to   all  of  the   terms   and   conditions
                                    applicable  to  such   Non-Statutory   Stock
                                    Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

                  Special Rules for Incentive Stock Options. Notwithstanding the
                  -----------------------------------------
foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

                           (1) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                           (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

                           (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code,
                                    Incentive  Stock  Options  in  excess of the
                                    $100,000   limit   shall   be   treated   as
                                    Non-Statutory  Stock  Options.  Fair  Market
                                    Value shall be determined as of the date of grant for each Incentive Stock Option.

                           (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

         (b)      RELOAD OPTIONS.

                  Simultaneously with the grant of any Option to a Participant, the Committee may grant the Participant the right to receive a Reload Option with respect to all or some of the shares covered by such Option. The right to receive a Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 7.2 below), provided, however, that the right to receive a Reload Option upon the exercise of an Option shall expire upon termination of employment or service. The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option or to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 10.5. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised, (ii) such Reload Option will conform to all provisions of the Plan at the time the original
Option is exercised, and (iii) a Reload Option issued on the exercise of an Incentive Stock Option may be an Incentive Stock Option or a Non-statutory Stock Option, subject to the application of the limitation set forth in Code Section 422(d). Once a Reload Option is issued on the exercise of an Option, no further reload will be permitted on the exercise of such Reload Option.

         (c)      RESTRICTED STOCK AWARDS.

                  The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

                  (i)      Grants of Stock.  Restricted Stock Awards may only be
                           ---------------
                           granted in whole shares of Common Stock.

                  (ii)     Non-Transferability.  Except to the extent  permitted
                           -------------------
                           by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                           (1) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                           (2) Unless otherwise determined by the Committee, and except in the event of the Participant's death or pursuant to a
                                    qualified   domestic   relations   order,  a
                                    Restricted   Stock   Award   grant   is  not
                                    transferable  and may be earned  only by the
                                    individual to whom it is granted  during his
                                    or  her  lifetime.   Upon  the  death  of  a
                                    Participant,  a  Restricted  Stock  Award is
                                    transferable  by will or the laws of descent
                                    and  distribution.   The  designation  of  a
                                    beneficiary shall not constitute a transfer.

                           (3) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

                  (iii)    Issuance of Certificates or Electronic  Certification
                           -----------------------------------------------------
                           of Awards. The Company may cause to be issued a stock
                           ---------
                           certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

                              "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the First Federal of Northern Michigan Bancorp, Inc. 2006 Stock-Based Incentive Plan and the related Award Agreement entered into between the registered owner of such shares and First Federal of Northern Michigan Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of First Federal of Northern Michigan Bancorp, Inc.

                              This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6(c) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

                           Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. DTC) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants' ownership of such Awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of this Plan, including Section 6(c)(iv) and 6(c)(v), as any Restricted Stock Awards granted in certificated form.

                  (iv)     Treatment of Dividends.  Participants are entitled to
                           ----------------------
                           all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award.

                  (v)      Voting of Restricted  Stock Awards.  Participants who
                           ----------------------------------
                           are granted Restricted Stock Awards may vote all unvested shares of Common Stock subject to their Restricted Stock Awards.

         (d)      STOCK APPRECIATION RIGHTS.

                   A Stock Appreciation Right is the right to receive a payment in Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over the Fair Market Value of the Common Stock on the date of grant of the Stock Appreciation Right as set forth in the applicable award agreement. No Stock Appreciation Right shall be granted unless (i) the Stock Appreciation Right is settled solely in Common Stock of the Company, and (ii) there is no opportunity to further defer the income received on the exercise of the Stock Appreciation Right.

7.       PAYMENTS; CONSIDERATION FOR AWARDS.

         7.1  Payments.  Payment  for  Awards  may be made in the  form of cash,
              --------
Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose.

         7.2 Consideration for Awards.  The Exercise Price for any Award granted
             ------------------------
under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

                  (i) cash, check payable to the order of the Company, or electronic funds transfer;

                  (ii)     the  delivery of  previously  owned  shares of Common
                           Stock;

                  (iii)    reduction   in  the   number  of   shares   otherwise
                           deliverable pursuant to the Award; or

                  (iv) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

         In no event shall any shares newly issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the

Exercise Price and any related withholding obligations under Section 10.5, or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

8.       EFFECT OF TERMINATION OF SERVICE ON AWARDS.

         8.1 General.  The Committee shall establish the effect of a termination
             -------
of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Outside Director shall vest immediately upon such individual's death, Disability or Retirement.

         8.2 Events Not Deemed  Terminations  of Employment  or Service.  Unless
             ----------------------------------------------------------
Company or Bank policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave,
(b) military leave, or (c) any other leave of absence authorized by the Company, the Bank or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

         8.3 Effect of Change of Affiliate Status. For purposes of this Plan and
             ------------------------------------
any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

9.       ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

         9.1 Adjustments.  Upon, or in contemplation  of, any  reclassification,
             -----------
recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee, in its sole discretion, shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

         (a) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

         (b)  make  provision  for  a  cash  payment  or  for  the   assumption,
substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

         9.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may not make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

         9.3 Upon any of the events set forth in Section 9.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 9.1 above shall nevertheless be made.

         9.4 Automatic  Acceleration of Awards.  Upon a Change in Control of the
             ---------------------------------
Company, each Option then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions.

10.      MISCELLANEOUS PROVISIONS.

         10.1  Compliance  with Laws.  This Plan,  the  granting  and vesting of
               ---------------------
Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of securities law counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

         10.2  Claims.  No person shall have any claim or rights to an Award (or
               ------
additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

         10.3 No Employment/Service Contract. Nothing contained in this Plan (or
              ------------------------------
in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Bank or the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Bank or the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 10.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

         10.4 Plan Not Funded.  Awards  payable under this Plan shall be payable
              ---------------
in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

         10.5 Tax  Withholding.  Upon any exercise,  vesting,  or payment of any
              ----------------
Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

                  (i) require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

                  (ii) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

         In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 10.1) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price, in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee's approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

         10.6 Effective Date, Termination and Suspension,  Amendments. This Plan
              -------------------------------------------------------
is effective upon receipt of shareholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

                  (i)      Termination;  Amendment.  Subject to applicable  laws
                           -----------------------
                           and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

                  (ii)     Stockholder  Approval.  Any  amendment  to this  Plan
                           ---------------------
                           shall be subject to stockholder approval to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board.

                  (iii)    Limitations  on  Amendments  to Plan and  Awards.  No
                           ------------------------------------------------
                           amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 9.1 shall not be deemed to constitute changes or amendments for purposes of this Section 10.6.

                  (iv)     No Cash  Settlement  of  Awards  Outside  of  Company
                           -----------------------------------------------------
                           Discretion.  Notwithstanding anything in this Plan to
                           ----------
                           the contrary, no provision of this Plan shall operate to require the cash settlement of a Stock Option or Reload Option under any circumstances not within the sole discretion of the Company.

         10.7     Governing  Law;  Compliance  with  Regulations;  Construction;
                  -------------------------------------------------------------
                  Severability.
                  ------------

                  (i)      Governing Law. This Plan,  the Awards,  all documents
                           -------------
                           evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Michigan, except to the extent that federal law shall apply.

                  (ii)     Severability.  If a court of  competent  jurisdiction
                           ------------
                           holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                  (iii)    Plan  Construction;  Rule 16b-3.  It is the intent of
                           -------------------------------
                           the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

         10.8  Captions.  Captions  and  headings  are given to the sections and
               --------
subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

         10.9  Non-Exclusivity  of Plan.  Nothing in this Plan shall limit or be
               ------------------------
deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                REVOCABLE PROXY

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 17, 2006


         The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of First Federal of Northern Michigan Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, at 1:00 p.m. (Michigan time) on May 17, 2006. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                VOTE
                                                       FOR    WITHHELD
                                                       ---    --------

1.    The  election as  Directors  of all nominees
      listed below, each to serve for a three-year     |_|        |_|
      term

              Gary C. VanMassenhove
              Thomas R. Townsend

      INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

__________________________


__________________________
                                                       FOR    AGAINST   ABSTAIN
                                                       ---    --------   -------
2.    The approval of the First Federal of Northern
      Michigan  Bancorp, Inc. 2006 Stock-Based         |_|      |_|        |_|
      Incentive Plan

                                                       FOR    AGAINST   ABSTAIN
                                                       ---    --------   -------

3.    The   ratification  of  the  appointment  of
      Plante   &   Moran,   PLLC  as   independent     |_|      |_|        |_|
      registered public accountants for the year ending December 31, 2005.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the above-signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of First Federal of Northern Michigan Bancorp, Inc. at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of First Federal of Northern Michigan Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting.

     The above-signed acknowledges receipt from First Federal of Northern Michigan Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 10, 2006. Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

Dated:___________________, 2006              |_|  Check Box if You Plan
                                                  to Attend Meeting


___________________________________     ________________________________________
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


___________________________________     ________________________________________
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------